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                                                                    EXHIBIT 32.2




                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Rural Cellular Corporation for the quarter ended September 30, 2003, I, Wesley E. Schultz, Executive Vice President and Chief Financial Officer of Rural Cellular Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Form 10-Q for the quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Form 10-Q for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Rural Cellular Corporation.

November 14, 2003               /s/ Wesley E. Schultz
                               ------------------------------------------------
                                Wesley E. Schultz
                                Executive Vice President and Chief Financial
                                Officer




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